UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 16, 2007

Date of Report (Date of earliest event reported)

 Commission File Number: 000-28915

Sonoran Energy, Inc.

(Exact name of registrant as specified in its charter)

 Washington, United States

(State or other jurisdiction of incorporation or organization)

13-4093341

(I.R.S. Employer ID Number)

14180 Dallas Parkway, Ste 400, Dallas, TX 75254

(Address of principal executive offices) (Zip code)

214-389-3480

     (Issuer's telephone number)

N/A

(Former Name, Former Address and Former Fiscal Year if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 16, 2007, Frank T. Smith, Jr. submitted a letter of resignation to the the Board of Directors of Sonoran Energy, Inc. ("Sonoran" or the "Company").   As of that date, Mr. Smith resigned from his positions as President, Chief Financial Officer, Secretary and Director of the Company in order to pursue another career opportunity.   Mr. Smith's departure was not the result of any disagreements with the Company.

On April 18, 2007, Bill McFie resigned from his position as Vice-President of Operations Development for the Company in order to pursue other opportunities.  Mr. McFie's departure was not the result of any disagreements with the Company.   Ralph Watkins, age 50, was appointed as the Company's new Vice-President of Operations Development.  From November 2005 to April 2007, Mr. Watkins served as the production manager for Killiam Oil Co., Ltd., in Laredo, Texas.   From November 2004 to November 2005, Mr. Watkins was the Coordinator for Wells Integrity for BP in Houston, Texas.  From December 2003 to November 2004, Mr. Watkins served as the Senior Consulting Petroleum Engineer for Apex Petroleum Engineering in Denver, Colorado.  From March 2003 to December 2003, Mr. Watkins was the Subsurface Manager - Rajasthan for Cairn Energy in Chennai, India and, from October 1999 to March 2003, he was an Engineering Advisor was Occidental Petroleum in Bakersfield, California.  Mr. Watkins will begin his work with the Company on April 23, 2007.

On April 19, 2007, the Company's Board of Directors appointed  Andrew G. Williams as the new Senior Vice-President of Finance and Chief Accounting Officer.  Mr. Williams replaces Frank T. Smith who had been serving as the Company's Chief Financial Officer since July 1, 2006.  Mr. Williams has over 20 years of oil and gas finance and accounting experience.  From May 2006 to April 2007, Mr. Williams served as a consultant for Sirius Solutions where he provided Sarbanes-Oxley compliance services to oil and gas clients.  From July 2005 to May 2006, Mr. Williams was a Manager (Cash) for DHL, Inc. in Houston, Texas.  From March 2003 to July 2005, Mr. Williams serves as a Manager (Process Integrity and Control) for GAP, Inc. and was responsible for coordinating and improving Sarbanes-Oxley internal control reviews for revenue and accounts payable processes.  From November 1999 to April 2002, Mr. Williams served as a Manager (Cost Management) for PricewaterhouseCoopers LLP where he led 82 employees responsible for vendor invoices, procurement support, project cost tracking and reporting, AFE processing, establishing and maintaining projects in SAP, gas plant accounting and ad hoc financial reporting and budgeting in support of BPAmoco.  Mr. Williams received a BS in accounting from the University of Arkansas.

As of April 19, 2007, the Company's Board of Directors also re-appointed Peter Rosenthal to the position of President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2007

SONORAN ENERGY, INC.

/s/ Peter Rosenthal

Peter Rosenthal

Chairman and Chief Executive Officer